                       STATEMENT OF ADDITIONAL INFORMATION



                                 JANUARY 3, 2000
                         (AS AMENDED SEPTEMBER 29, 2000)



                             NATIONWIDE MUTUAL FUNDS

                       NATIONWIDE VALUE OPPORTUNITIES FUND
                         NATIONWIDE HIGH YIELD BOND FUND
                             GARTMORE GROWTH 20 FUND
                           MORLEY ENHANCED INCOME FUND


         Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 37 series as of the date hereof. This Statement of Additional Information relates to four series of the Trust listed above (each, a "Fund" and collectively, the "Funds").


         This Statement of Additional Information is not a prospectus, but the Statement of Additional Information is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses for each of the Nationwide Value Opportunities Fund, Nationwide High Yield Bond Fund, and Morley Enhanced Income Fund each dated January 3, 2000 (as amended February 9, 2000) and the Prospectus for the Gartmore Growth 20 Fund (formerly "Nationwide Focus Fund") dated September 29, 2000. Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Advisory Services, Inc., P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43215-1492, or by calling toll free 1-800-848-0920.

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



TABLE OF CONTENTS                                                                                         PAGE
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
General Information and History...........................................................................    3
Additional Information on Portfolio Instruments and Investment Policies...................................    3
Investment Restrictions...................................................................................   42
Trustees and Officers of the Trust........................................................................   44
Investment Advisory and Other Services....................................................................   46
Brokerage Allocations.....................................................................................   60
Additional Information on Purchases and Sales.............................................................   62
Calculating Yield and Total Return........................................................................   71
Additional Information....................................................................................   73
Additional General Tax Information........................................................................   74
Major Shareholders........................................................................................   77
Financial Statements......................................................................................   77
Appendix A - Bond Ratings.................................................................................   78

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


GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Nationwide Investing Foundation III ("NIF III"), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated as of October 30, 1997, as subsequently amended. The Trust currently offers shares in 37 separate series, each with its own investment objective. This statement of additional information relates to four of those series: Nationwide Value Opportunities Fund, Nationwide High Yield Bond Fund, Gartmore Growth 20 Fund (formerly "Nationwide Focus Fund") and Morley Enhanced Income Fund (collectively, the "Funds"). Each of the Funds, except the Gartmore Growth 20 Fund (formerly "Nationwide Focus Fund"), is a diversified fund as defined in the Investment Company Act of 1940.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information ("SAI") contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

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

                                                                     V
                                                                     a           G
                                                                     l           a
                                                                     u           r
                                                                     e     H     t     E
                                                                           i     m     n
                                                                     O     g     o     h
                                                                     p     h     r     a
                                                                     p           e     n
                                                                     o     Y           c
                                                                     r     i     G     e
                                                                     t     e     r     d
                                                                     u     l     o
                                                                     n     d     w     I
                                                                     i           t     n
                                                                     t     B     h     c
                                                                     i     o           o
                                                                     e     n     2     m
                                                                     s     d     0     e

                                                                     F     F     F     F
                                                                     u     u     u     u
                                                                     n     n     n     n
                  TYPE OF INVESTMENT OR TECHNIQUE                    d     d     d     d
---------------------------------------------------------------------------------------------
  U.S. common stocks                                                 Y     Y     Y
---------------------------------------------------------------------------------------------
  Preferred stocks                                                   Y     Y     Y
---------------------------------------------------------------------------------------------
  Small company stocks                                                     Y     Y
---------------------------------------------------------------------------------------------
  Special situation companies                                        Y     Y     Y
---------------------------------------------------------------------------------------------
  Illiquid securities                                                Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Restricted securities                                              Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  When-issued / delayed-delivery securities                          Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Investment companies                                               Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Real estate investment trusts (REITs)                              Y     Y
---------------------------------------------------------------------------------------------
  Securities of foreign issuers                                      Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Depository receipts                                                Y     Y     Y
---------------------------------------------------------------------------------------------
  Securities from developing countries/emerging markets              Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Wrap Contracts                                                                       Y
---------------------------------------------------------------------------------------------
  Convertible securities                                             Y     Y     Y
---------------------------------------------------------------------------------------------
  Long-term debt                                                           Y     Y     Y
---------------------------------------------------------------------------------------------
  Short-term debt                                                    Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Floating and variable rate securities                              Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Zero coupon securities                                                   Y           Y
---------------------------------------------------------------------------------------------
  Pay-in-kind bonds                                                        Y
---------------------------------------------------------------------------------------------
  Deferred payment securities                                              Y
---------------------------------------------------------------------------------------------
  Non-investment grade debt                                                Y     Y
---------------------------------------------------------------------------------------------
  Loan participations and assignments                                      Y
---------------------------------------------------------------------------------------------
  Sovereign debt (foreign)                                                 Y           Y
---------------------------------------------------------------------------------------------
  Foreign commercial paper                                                 Y
---------------------------------------------------------------------------------------------
  Duration                                                                             Y
---------------------------------------------------------------------------------------------

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

                                                                     V
                                                                     a           G
                                                                     l           a
                                                                     u           r
                                                                     e     H     t     E
                                                                           i     m     n
                                                                     O     g     o     h
                                                                     p     h     r     a
                                                                     p           e     n
                                                                     o     Y           c
                                                                     r     i     G     e
                                                                     t     e     r     d
                                                                     u     l     o
                                                                     n     d     w     I
                                                                     i           t     n
                                                                     t     B     h     c
                                                                     i     o           o
                                                                     e     n     2     m
                                                                     s     d     0     e

                                                                     F     F     F     F
                                                                     u     u     u     u
                                                                     n     n     n     n
                  TYPE OF INVESTMENT OR TECHNIQUE                    d     d     d     d
---------------------------------------------------------------------------------------------
  U.S. Government securities                                         Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Money market instruments                                           Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Mortgage-backed securities                                               Y     Y     Y
---------------------------------------------------------------------------------------------
  Stripped mortgage-backed securities                                      Y           Y
---------------------------------------------------------------------------------------------
  Collateralized mortgage obligations                                      Y           Y
---------------------------------------------------------------------------------------------
  Mortgage dollar rolls                                                    Y
---------------------------------------------------------------------------------------------
  Asset-backed securities                                                  Y     Y     Y
---------------------------------------------------------------------------------------------
  Bank obligations                                                   Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Repurchase agreements                                              Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Reverse repurchase agreements                                            Y
---------------------------------------------------------------------------------------------
  Warrants                                                           Y     Y     Y
---------------------------------------------------------------------------------------------
  Futures                                                            Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Options                                                            Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Foreign currencies                                                       Y
---------------------------------------------------------------------------------------------
  Forward currency contracts                                         Y     Y     Y
---------------------------------------------------------------------------------------------
  Borrowing money                                                    Y     Y     Y     Y
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  Lending of portfolio securities                                    Y     Y     Y     Y
---------------------------------------------------------------------------------------------
  Strip Bonds                                                              Y
---------------------------------------------------------------------------------------------
  Participation Interests                                                  Y
---------------------------------------------------------------------------------------------
  Swap Agreements                                                          Y
---------------------------------------------------------------------------------------------
  Put Bonds                                                                Y
---------------------------------------------------------------------------------------------
  Private Activity and Industrial Development Bonds                        Y
---------------------------------------------------------------------------------------------
  Custodial Receipts                                                       Y
---------------------------------------------------------------------------------------------
  Short Sales                                                              Y
---------------------------------------------------------------------------------------------

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


DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         Ratings As Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch/IBCA Investors Service, Inc. ("Fitch"), or CCC by Standard & Poor's;
(ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

         Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

         In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See "Tax Status" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Put Bonds. "Put" bonds are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser or (a subadviser) intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

WRAP CONTRACTS

         Why Wrap Contracts May Be Purchased. A wrap contract is a contract between the Morley Enhanced Income Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Morley Enhanced Income Fund upon the occurrence of certain events. By purchasing wrap contracts, the Morley Enhanced Income Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of Fund assets covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions, wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Fund.

         How Wrap Contracts Work. The Morley Enhanced Income Fund will pay premiums to wrap providers if and when it purchases wrap contracts, and these premiums will be an expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to the Morley Enhanced Income Fund in exchange for annual premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Morley Enhanced Income Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of
(i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

         The Morley Enhanced Income Fund will normally liquidate assets not covered by wrap contracts prior to liquidating covered assets to meet redemption requests. If circumstances arise that require the Fund to liquidate wrapped assets, and if the fair market value of covered assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of covered assets being liquidated exceeds the corresponding book value, the Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

         Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Morley Enhanced Income Fund will be consistent with the Fund's investment objectives and policies as set forth in the Prospectus and this SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies than do the Prospectus and SAI. Wrap contracts may also allow providers to terminate their contracts if the Fund changes the investment objectives, policies and restrictions set forth in the Prospectus and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Fund may not be able successfully to replace contract coverage with another provider.

         Wrap contracts may mature on specified dates and may be terminable upon notice by the Morley Enhanced Income Fund or in the event of a default by either the Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002 and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1,.2005. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

         Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

         Risks Associated with Wrap Contracts. The Morley Enhanced Income Fund expects wrap contracts, if and to the extent utilized, to reduce the per share price volatility of the Fund. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

         If a wrap contract matures or terminates, the Morley Enhanced Income Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its NAV accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Fund may be negatively affected.

         The Fund's Board of Trustees shall in good faith determine the value of each of the Fund's wrap contracts and has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations the Fund may experience greater variability in its NAV per share.

         Wrap contracts do not protect the Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Fund may experience a decrease in NAV.

         Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Morley Enhanced Income Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of the Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:

         - obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         - obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         - asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -        repurchase agreements;

         - certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States (Eurodollars) and subsidiaries located in Canada), domestic branches of foreign banks (Yankee dollars), savings and loan associations and similar institutions, and such obligations issued by foreign branches of foreign banks and financial institutions;

         - commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         - bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

         - high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, are of comparable quality.

CUSTODIAL RECEIPTS

         Certain Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

REPURCHASE AGREEMENTS

         In connection with entering into a repurchase agreement with member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Commission to be loans by the Fund. Repurchase agreements may be entered into by a Fund with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund's custodian if the value of the securities purchased should decrease below the repurchase price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price or yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices or yields obtained on such securities may be higher or lower than the prices of yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund

         When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the Commission, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of VMF or a subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LENDING PORTFOLIO SECURITIES

         A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

SMALL COMPANY AND EMERGING GROWTH STOCKS

         Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES

         "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The investment adviser or subadviser of such a Fund believe, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN SECURITIES

         Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

         Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment In Companies In Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depository Receipts. A Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depository Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

         A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

         A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

         Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

         Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         BRADY BONDS. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds". Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or

Moody's has not been assigned, are generally considered by the Fund's adviser or subadviser to be of comparable quality.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interested computed semi-annually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR") rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

REAL ESTATE SECURITIES

         Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others:

possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").

CONVERTIBLE SECURITIES

         Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

         Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, a Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

         Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT SELLING OF SECURITIES

         In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (excluding short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the

Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Commission has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

         Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, VMF or the subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

         Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act of 1933 lists investment companies as an accredited investor.

         Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

         A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

         Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

DERIVATIVE INSTRUMENTS

         A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

         Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations.

         Special Risks Of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "ADDITIONAL GENERAL TAX INFORMATION" below.

         Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, non-publicly traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by Commission guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the Commission and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

         To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of a Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

         A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is largely unregulated.

         A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

         A Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

         Cross Hedging. At the discretion VMF or a subadviser a Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

FOREIGN COMMERCIAL PAPER

         A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

SECURITIES OF INVESTMENT COMPANIES

         As permitted by the Investment Company Act of 1940, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

BANK OBLIGATIONS

         Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

         Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

         Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

         Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

         Inverse Floating Instruments. Certain Funds may invest up to 5% of their net assets in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

         Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

         Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

         A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the Commission, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940.

         Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

         Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

TEMPORARY DEFENSIVE POSITIONS

         In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Funds:

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the Investment Company Act of 1940 (the "Act") or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

Each of the Funds, except the Gartmore Growth 20 Fund:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         The following are the non-fundamental operating policies of the Funds which may be changed by the Board of Trustees of the Trust without shareholder approval:

Each Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the Commission or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities, including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

- Purchase securities of other investment companies except (a)in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the Act or any rules or regulations thereunder pursuant to any exemptions therefrom.

TRUSTEES AND OFFICERS OF THE TRUST

         The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

         The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:


CHARLES E. ALLEN, Trustee,  Age 52
300 River Place, Suite 2050, Detroit, Michigan
Mr. Allen has been Chairman, Chief Executive Officer and President of the Graimark family of companies since 1988 (real estate development, investment and asset management).

PAULA H. J. CHOLMONDELEY, Trustee,  Age 50
225 Franklin Street, Boston, Massachusetts
Ms. Cholmondeley has been Vice President and General manager of Specialty Products at Sappi Fire paper North America since 1998. From 1992 to 1998, she held various positions with Owens Corning, including Vice President & General Manager of the Residential Insulation Division (1997 to 1998), President of the MIRAFLEX Fibers Division (1994 to 1997), and Vice President of Business Development and Global Sourcing (1992 to 1994).

C. BRENT DEVORE, Trustee,  Age 59
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore has been the President of Otterbein College since 1984.

ROBERT M. DUNCAN, Trustee,  Age 72
1397 Haddon Road, Columbus, Ohio
Since 1999, Mr. Duncan has worked as an arbitration and mediation consultant. From 1996 to 1999, Mr. Duncan was a member of the Ohio Elections Commission. He was formerly Vice President and General Counsel of The Ohio State University and Secretary to the Board of Trustees of The Ohio State University from 1992 to 1996.

JOSEPH J. GASPER, Trustee+,  Age 56
One Nationwide Plaza, Columbus, Ohio

Mr. Gasper has been Director, President and Chief Operating Officer of Nationwide Financial Services, Inc. since December 1996 and of Nationwide Life Insurance Company since April 1996. Prior to that and since August 1992, he was Executive Vice President and Senior Vice President for Nationwide Insurance.

BARBARA HENNIGAR, Trustee,  Age 64
6803 Tucson Way, Englewood, Colorado
MS. Hennigar has been Chairman of OppenheimerFunds Services and Shareholder Services Inc. since October 1999. Prior to that and since July 1992, she served as President and Chief Executive Officer of OppenheimerFunds Services.

PAUL J. HONDROS, Trustee+,  Age 51
1200 River Road, Conshohocken, Pennsylvania
Mr. Hondros has been President and Chief Executive Office of Villanova Mutual Fund Capital Trust, Villanova Capital, Inc. and Villanova SA trust since 1999. Form October 1997 through October 1998, Mr. Hondros served as President and Chief Operations Officer of Pilgrim Baxter and Associates, Ltd. (Investment management firm) and its affiliated fixed income investment management arm. Pilgrim Baxter Value Investors, Inc. and as Executive Vice President to the PBHG Fund, PBHG Insurance Series Funds and PBHG Adviser Funds. Prior thereto, he served as President and Chief Operating Officer of Fidelity Investments Retail Group from 1996 through 1997 and as President and Chief Executive Officer of Fidelity Investments Institutional Services Co. from 1990 through 1997.

THOMAS J. KERR, IV, Trustee,  Age 66
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr has been President Emeritus of Kendall College located in Evanston, Illinois since 1996. He was formerly President of Kendall College.

DOUGLAS F. KRIDLER, Trustee,  Age 44
55 E. State Street, Columbus, Ohio
Mr. Kridler has been President and Executive Director of CAPA (the Columbus Association for the Performing Arts) since 1984.

DIMON R. MCFERSON, Trustee+,  Age 63
One Nationwide Plaza, Columbus, Ohio
Mr. McFerson has been Chairmen and Chief Executive Officer of the Nationwide Insurance and of Nationwide Advisory Services, Inc. since 1992 and Chairman and Chief Executive Officer - Nationwide of Villanova Capital, Inc. Since March 1999.

ARDEN L. SHISLER, Trustee+, Age 58
1356 North Wenger Road, Dalton, Ohio
Mr. Shisler has been President and Chief Executive Officer of K&B Transport, Inc., a trucking firm, since January 1992.

DAVID C. WETMORE, Trustee,  Age 52
11600 Sunrise Valley Drive - Suite 450, Reston, Virginia
Mr. Wetmore has been a Managing Director of Updata Capital, a mergers and acquisitions and venture capital firm, since 1995. He is also a director of Career Builder, Inc. and Walker Interactive Systems, Inc.

JAMES F. LAIRD, JR., Treasurer,  Age 43
375 North Front Street, Suite 300, Columbus, Ohio
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor.

ELIZABETH A. DAVIN, Secretary,  Age 36
375 North Front Street, Suite 300, Columbus, Ohio
Ms. Davin is a member of Dietrich, Reynolds & Koogler, the Trust's legal counsel.
----------------------

+ A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

         Allen, Cholmondeley, DeVore, Duncan, Gasper, Hennigar, Hondros, Kerr, Kridler, McFerson, Shisler and Wetmore are also Trustees, and Laird and Davin are also Officers of Nationwide Separate Account Trust, a registered investment company in the Nationwide Fund Complex. Devore, Duncan, Gasper, Kerr, Kridler, Shisler, and Wetmore are also Trustees, and Laird and Davin are also Officers of Nationwide Asset Allocation Trust, a registered investment company in the Nationwide Fund Complex.

         All Trustees and Officers of the Trust own less than 1% of its outstanding shares.

         The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ended October 31, 1999. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, for the fiscal year ended October 31, 1999. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                            PENSION
                                        AGGREGATE      RETIREMENT BENEFITS       ANNUAL               TOTAL
                                      COMPENSATION         ACCRUED AS           BENEFITS          COMPENSATION
NAME OF PERSON,                           FROM            PART OF TRUST           UPON            FROM THE FUND
POSITION                                THE TRUST           EXPENSES           RETIREMENT           COMPLEX(1)

Charles E. Allen, Trustee(2)                N/A                N/A                 N/A                  N/A
John C. Bryant, Trustee(3)              $ 9,167              --0--               --0--              $21,167
Paula H.J. Cholmondeley, Trustee(2)         N/A                N/A                 N/A                  N/A
C. Brent DeVore, Trustee                  9,167              --0--               --0--               21,167
Sue A. Doody, Trustee(3)                  9,167              --0--               --0--               21,167
Robert M Duncan, Trustee                  9,167              --0--               --0--               21,167
Charles L. Fuellgraf, Jr.(4)              7,500              --0--               --0--                7,500
Joseph J. Gasper, Trustee(2)                N/A                N/A                 N/A                  N/A
Barbara Hennigar, Trustee(2)                N/A                N/A                 N/A                  N/A
Paul J. Hondros, Trustee(2)                 N/A                N/A                 N/A                  N/A
Thomas J. Kerr, IV, Trustee               9,167              --0--               --0--               21,167
Douglas F. Kridler, Trustee               9,167              --0--               --0--               21,167
Dimon R. McFerson, Trustee                --0--              --0--               --0--                --0--
Arden L. Shisler, Trustee(5)              --0--              --0--               --0--                --0--
Nancy C. Thomas(6)                        9,167              --0--               --0--                9,167
Harold W. Weihl(4)                        7,500              --0--               --0--                7,500
David C. Wetmore, Trustee                 9,167              --0--               --0--               21,167

----------------------

(1) The Fund Complex includes three trusts comprised of 68 investment company funds or series.

(2) Mr. Allen, Ms. Cholmondeley, Ms. Hennigar, Mr. Hondros and Mr. Gasper were elected as Trustees on July 26, 2000.

(3) Dr. Bryant and Ms. Doody retired from their positions as Trustees of the Trust as of July 26, 2000.

(4.) Messrs. Fuellgraf and Weihl retired from their positions as Trustees of the Trust as of May 10, 1999.
(5.)  Mr. Shisler was elected as a Trustee on February 9, 2000.
(6) Ms. Thomas retired from her position as Trustee of the Trust as of January 3, 2000.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         Under the terms of the Investment Advisory Agreement dated May 9, 1998, as amended, Villanova Mutual Fund Capital Trust ("VMF") manages the investment of the assets of the Funds, as well as the other funds of the Trust (except for Morley Capital Accumulation Fund, Morley Enhanced Income Fund, the Index Funds, and the Gartmore Emerging Markets, Gartmore Global Leaders, Gartmore European Growth, and Gartmore Global Small Companies Funds) in accordance with the policies and procedures established by the Trustees. With respect to the Mid Cap Growth Fund, Growth Fund, Nationwide Fund, Bond Fund, Tax-Free Income Fund, Long-Term U.S. Government Bond Fund, Intermediate U.S. Government Bond Fund, Money Market Fund, Gartmore Growth 20 Fund (formerly the "Focus Fund"), High Yield Bond Fund, VMF manages the day-to-day investments of the assets of such Funds. With respect to each of the Prestige Advisor Series of the Trust, the S&P 500 Index Fund and the Value Opportunities Fund, VMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers to such funds, who each manage the investment portfolio of a particular fund. VMF is also authorized to select and place portfolio investments on behalf of the fund which engage subadvisers; however VMF does not intend to do so at this time.

         VMF pays the compensation of the officers affiliated with VMF and pays a pro rata portion of the compensation and expenses of the Trustees affiliated with VMF or Villanova SA Capital Trust, an affiliated entity. VMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

         The Investment Advisory Agreement also specifically provides that VMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that VMF may render similar services to others.

         The Trust pays the compensation of the Trustees who are not interested persons of VMF and all expenses (other than those assumed by VMF), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. VMF reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust.

         VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.24%) and Nationwide Mutual Fire Insurance Company (4.76%), each of which is a mutual company owned by its policyholders.

         For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

                     FUND                                     ASSETS                     INVESTMENT ADVISORY FEE

Gartmore Millennium Growth Fund                   $0 up to $250 million                             1.03%
(formerly the "Mid Cap Growth Fund")              $250 million up to $1 billion                     1.00%
                                                  $1 billion up to $2 billion                       0.97%
                                                  $2 billion up to $5 billion                       0.94%
                                                  $5 billion and more                               0.91%

Growth Fund and Nationwide Fund                   $0 up to $250 million                             0.60%
                                                  $250 million up to $1 billion                     0.575%
                                                  $1 billion up to $2 billion                       0.55%
                                                  $2 billion up to $5 billion                       0.525%
                                                  $5 billion and more                               0.50%

Bond Fund,                                        $0 up to $250 million                             0.50%
Tax-Free Income Fund, Long-Term U.S.              $250 million up to $1 billion                     0.475%
Government Bond Fund, and Intermediate U.S.       $1 billion up to $2 billion                       0.45%
Government Bond Fund                              $2 billion up to $5 billion                       0.425%
                                                  $5 billion and more                               0.40%

Money Market Fund                                 $0 up to $1 billion                               0.40%
                                                  $1 billion up to $2 billion                       0.38%
                                                  $2 billion up to $5 billion                       0.36%
                                                  $5 billion and more                               0.34%

S&P 500 Index Fund                                $0 up to $1.5 billion                             0.13%
                                                  $1.5 billion up to $3 billion                     0.12%
                                                  $3 billion and more                               0.11%

Prestige Large Cap Value Fund                     $0 up to $100 million                             0.75%
                                                  $100 million or more                              0.70%
Prestige Large Cap Growth Fund                    $0 up to $150 million                             0.80%
                                                  $150 million or more                              0.70%

                     FUND                                      ASSETS                    INVESTMENT ADVISORY FEE

Prestige Balanced Fund                            $0 up to $100 million                             0.75%
                                                  $100 million or more                              0.70%

Prestige Small Cap Fund                           $0 up to $100 million                             0.95%
                                                  $100 million or more                              0.80%

Prestige International Fund                       $0 up to $200 million                             0.85%
                                                  $200 million or more                              0.80%


Value Opportunities Fund                          $0 up to $250 million                             0.70%
                                                  $250 million up to $1 billion                     0.675%
                                                  $1 billion up to $2 billion                       0.65%
                                                  $2 billion up to $5 billion                       0.625%
                                                  $5 billion and more                               0.60%

High Yield Bond Fund                              $0 up to $250 million                             0.55%
                                                  $250 million up to $1 billion                     0.525%
                                                  $1 billion up to $2 billion                       0.50%
                                                  $2 billion up to $5 billion                       0.475%
                                                  $5 billion and more                               0.45%

Small Cap Value                                     All assets                                      0.85%

Growth Focus(1)                                   $0 up to $500 million                             0.90%
                                                  $500 million up to $2 billion                     0.80%
                                                  $2 billion and more                               0.75%

Gartmore Growth 20(2)                             $0 up to $500 million                             0.90%
                                                  $500 million up to $2 billion                     0.80%
                                                  $2 billion and more                               0.75%

Global Technology and Communications                All assets                                      0.98%

Global Life Sciences II                             All assets                                      0.53%

Emerging Markets                                    All assets                                      1.10%

International Growth                                All assets                                      0.90%

Global Leaders                                      All assets                                      0.80%

European Growth                                     All assets                                      0.80%

Global Small Companies                              All assets                                      0.80%

-----------------------

(1) The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

(2) Similar to the investment advisory fee for the Growth Focus Fund, the advisory fee at each breakpoint for the Gartmore Growth 20 Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.



PERFORMANCE FEES - GROWTH FOCUS FUND AND GARTMORE GROWTH 20 FUND

      As described above and in each Fund's prospectus, the Growth Focus Fund and the Gartmore Growth 20 Fund are subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of the Fund:

      FUND        BENCHMARK         REQUIRED EXCESS  BASE ADVISORY        HIGHEST POSSIBLE  LOWEST POSSIBLE
                                    PERFORMANCE      FEE                  ADVISORY FEE AT   ADVISORY FEE AT
                                                                          EACH BREAK POINT  EACH BREAK POINT
      Growth      Russell 1000      12.0%            0.90% for assets           1.12%            0.68%
      Focus       Growth Index                       up to $500 million,
      Fund

                                                     0.80% for assets           0.98%            0.62%
                                                     of $500 million
                                                     and more but less
                                                     than $2 billion,

                                                     0.75% for assets of        0.91%            0.59%
                                                     $2 billion and more

      Gartmore    S&P 500 Index     12.0%            0.90% for assets           1.12%            0.68%
      Growth 20                                      up to $500 million,
      Fund

                                                     0.80% for assets           0.98%            0.62%
                                                     of $500 million
                                                     and more but less
                                                     than $2 billion,

                                                     0.75% for assets of        0.91%            0.59%
                                                     $2 billion and more

      The performance adjustment for each Fund works as follows: If the Fund outperforms its benchmark (the Russell Growth 1000 Index for the Growth Focus Fund and the S&P 500 Index for the Gartmore Growth 20 Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable Securities and Exchange Commission ("SEC") rules.


EXPENSE LIMITATIONS

      In the interest of limiting the expenses of the Funds, VMF may from time to time waive some or all of its investment advisory fee or other fees for any Fund of the Trust. In this regard, VMF has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, VMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of each Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

      VMF may request and receive reimbursement from the Fund of the advisory fees waived or limited and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted.

         VMF has also agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit annual Fund operating expenses for certain of the Funds as follows:

- Gartmore Millennium Growth Fund* to 1.25% for Class A shares, 2.00% for Class B shares and 1.00% for Class D shares
- Nationwide Long-Term U.S. Government Bond Fund* and Nationwide Intermediate U.S. Government Bond Fund* to 1.04% for Class A shares, 1.64% for Class B shares and 0.79% for Class D shares
- Prestige Large Cap Value Fund to 1.15% for Class A shares, 1.90% for Class B shares and 1.00% for Institutional Service Class shares
- Prestige Large Cap Growth Fund to 1.20% for Class A shares, 1.95% for Class B shares and 1.05% for Institutional Service Class shares
- Prestige Balanced Fund to 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares
- Prestige Small Cap Fund to 1.35% for Class A shares, 2.10% for Class B shares and 1.20% for Institutional Service Class shares
- Prestige International Fund to 1.30% for Class A shares, 2.05% for Class B shares and 1.25% Institutional Service for Class shares
- Nationwide S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, and 0.23% for Institutional Class, and, 0.35% for Local Fund shares
- Gartmore Growth 20 Fund to 1.20% for Class A shares, 1.70% for Class B shares and 0.75% for Institutional Service Class shares
- Nationwide Value Opportunities Fund to 1.35% for Class A shares, 1.95% for Class B shares and 1.00% for Institutional Service Class shares
- Nationwide High Yield Bond Fund to 0.95% for Class A shares, 1.70% for Class B shares and 0.70% for Institutional Service Class shares
-    Small Cap Value Fund to 1.00% for Institutional Class shares
- Growth Focus Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares
- Global Technology and Communications Fund to 1.73% for Class A shares, 2.33% for Class B shares and 1.40% for Institutional Service Class shares
- Global Life Sciences Fund to 1.23% for Class A shares, 1.83% for Class B shares and 0.90% for Institutional Service Class shares
- Emerging Markets Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares
- International Growth Fund to 1.73% for Class A shares, 2.33% for Class B shares and 1.40% for Institutional Service Class shares
- Global Leaders Fund to 1.23% for Class A shares, 1.83% for Class B shares and 0.90% for Institutional Service Class shares
- European Growth Fund to 1.23% for Class A shares, 1.83% for Class B shares and 0.90% for Institutional Service Class shares
- Global Small Companies Fund to 1.23% for Class A shares, 1.83% for Class B shares and 0.90% for Institutional Service Class shares

-----------------------

* No Expense Limitation Agreement is in place for these Funds.

         During the fiscal years ended October 31, 1999, 1998, and 1997, VMF/NAS(1) received the following fees for investment advisory services(2):

                                                            YEARS ENDED OCTOBER 31,
                                                            -----------------------
                   FUND                            1999               1998              1997
                   ----                            ----               ----              ----

Gartmore Millennium Growth                           $66,283           $61,706          $63,883
Growth                                             5,873,926         4,894,110        3,750,599
Nationwide Fund                                   13,888,390         9,977,231        5,938,011
Bond                                                 674,918           647,809          629,068
Tax-Free Income                                    1,263,813         1,505,626        1,810,070
Long Term U.S. Government                            198,048           254,928          343,259
Intermediate U.S. Government                         314,314           266,473          256,016
Money Market(3)                                    4,709,925         3,857,898        3,519,727
S&P 500 Index                                         79,372             7,315(4)           --
Large Cap Value                                       62,525(5)           --                --
Large Cap Growth                                      89,668(5)           --                --
Balanced                                              48,069(5)           --                --
Small Cap                                             64,998(5)           --                --
International                                         45,208(5)           --                --

       ---------------------

       (1) Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to VMF.
       (2) As of May 9, 1998, the Millennium Growth formerly "Mid Cap Growth", Nationwide Fund, Bond, Tax-Free Income, Long-Term U.S. Government Bond, Intermediate U.S. Government Bond and Money Market Funds acquired all of the assets of one or more series of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust (collectively, the "Acquired Funds"), in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").
       (3) Net of waivers prior to the Reorganization of $221,174 and $389,150 for the fiscal years ended October 31, 1998 and 1997, respectively
       (4) Commenced operations July 24, 1998. All such fees were waived by NAS.
       (5) Commenced operations November 2, 1998.
       (6) The other funds of the Trust for which VMF serves as investment adviser had not yet begun operations as of October 31, 1999.

SUBADVISERS

         The subadvisers ("Subadvisers") for certain of the funds, including the Fund, are as follows:

FUND                     SUBADVISER
Large Cap Value          Brinson Partners, Inc. ("Brinson Partners")
Large Cap Growth         Goldman Sachs Asset Management ("GSAM")
Balanced                 J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Small Cap                INVESCO, Inc. ("INVESCO")
International            Lazard Asset Management ("Lazard")
S&P 500 Index            Fund Asset Management L.P. ("FAM")
Value Opportunities      NorthPointe Capital, LLC ("NorthPointe")
Small Cap Value          NorthPointe Capital, LLC ("NorthPointe")
Growth Focus             Turner Investment Partners, Inc ("Turner")

         Brinson Partners, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry.

         GSAM is a separate operating division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York. J.P. Morgan is a directly wholly owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range investment management services and acts as investment adviser to corporate and institutional clients.

         INVESCO is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

         Lazard is a New York-based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts.

         FAM, P.O. Box 9011, Princeton, New Jersey 08523-9011, is a limited partnership, the partners of which are ML& Co., and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the Investment Company Act of 1940 because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Prior to December 29, 1999, the Dreyfus Corporation ("Dreyfus") served as Subadviser for the Fund. Dreyfus, 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947, s registered under the Investment Advisers Act of 1940, serves as subadviser to the Fund pursuant to a Subadvisory Agreement dated July 23, 1998. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

         NorthPointe Capital, LLC is a majority-owned subsidiary of Villanova Capital, Inc. which is also the parent of VMF. NorthPointe is located at Columbia Center One, 201 West Big Beaver Road, Troy, M.I. 48084 and was formed in 1999.

         Turner was founded in 1990 and is located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser under the Investment Advisers Act of 1940. Turner serves as investment adviser to other investment companies, as well as separate investment portfolios. As of June 1, 2000, the Growth Focus Fund had not commenced operations.

         Subject to the supervision of the VMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with each Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund that they sub-advise and in connection with such investment decisions places purchase and sell orders for securities. For the subadvisory services they provide to the Funds, the Subadvisers receive annual fees from VMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

                 FUND                                   ASSETS                             SUBADVISORY FEE

       Large Cap Value Fund                   $0 up to $100 million                            0.35%
                                              $100 million or more                             0.30%

       Large Cap Growth Fund                  $0 up to $150 million                            0.40%
                                              $150 million or more                             0.30%

       Balanced Fund                          $0 up to $100 million                            0.35%
                                              $100 million or more                             0.30%

       Small Cap Fund                         $0 up to $100 million                            0.55%
                                              $100 million or more                             0.40%

       International Fund                     $0 up to $200 million                            0.45%

                                              $200 million or more                             0.40%

       S&P 500 Index Fund                     $0 up to $200 million                            0.05%
                                              Next $800 million                                0.04%
                                              $1 billion or more                               0.02%

       Value Opportunities Fund               $0 up to $250 million                            0.70%
                                              $250 million up to $1 billion                    0.675%
                                              $1 billion up to $2 billion                      0.65%
                                              $2 billion up to $5 billion                      0.625%
                                              $5 billion and more                              0.60%

       Small Cap Value                        All assets                                       0.85%

       Growth Focus(1)                        $0 up to $500 million                            0.55%
                                              $500 million up to $2 billion                    0.45%
                                              $2 billion and more                              0.40%

---------------------

(1) The subadvisory fee at each breakpoint is a base advisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.


         The following table sets forth the amount NAS/VMF1 paid to the Subadvisers for the fiscal periods ended October 31, 1999 and 1998:

                                                               YEARS ENDED OCTOBER 31,
SUBADVISER                                                    1999                 1998
----------                                                    ----                 ----

Brinson Partners                                              $29,182(1)             --
GSAM                                                           44,853(2)             --
J.P. Morgan                                                    22,437(2)             --
INVESCO                                                        37,636(2)             --
Lazard                                                         23,934(2)             --
Dreyfus                                                        36,609            $ 3,939(3)

---------------------

(1) Prior to September 1, 1999, NAS was responsible for paying all subadvisory fees. After September 1, 1999, VMF assumed that responsibility.
(2) The Large Cap Value, Large Cap Growth, Balanced, Small Cap and International Funds commenced operations on November 2, 1998.

(3) The S&P 500 Index Fund commenced operations on July 24, 1998. During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS paid $3,939 in subadvisory fees to Dreyfus with respect to the S & P 500 Index Fund.

         VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for the multi-manager structure which allows VMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows VMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or VMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

         VMF provides to the Funds investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. VMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, VMF does not expect to recommend frequent changes of subadvisers. VMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER PERFORMANCE FEE - GROWTH FOCUS FUND

         Turner Investment Partners, Inc. ("Turner") is the subadviser for the Growth Focus Fund. Like the investment adviser for the Fund, Turner receives a base subadvisory fee for the services it provides the Fund that may be adjusted if a Fund out- or under-performs a stated benchmark. The subadvisory arrangement works in much the same way as the advisory fee (described above under the "Performance Fee" Section and is set forth below:

      FUND           BENCHMARK          REQUIRED EXCESS     BASE ADVISORY       HIGHEST POSSIBLE     LOWEST POSSIBLE
                                        PERFORMANCE         FEE                 ADVISORY FEE AT      ADVISORY FEE AT
                                                                                EACH BREAK POINT     EACH BREAK POINT
      Growth         Russell 1000           12.0%           0.55% for assets         0.77%                 0.33%
      Focus          Growth Index                           up to $500
                                                            million,

                                                            0.45% for assets         0.63%                 0.27%
                                                            of $500 million
                                                            and more but
                                                            less than $2
                                                            billion,

                                                            0.40% for assets         0.56%                 0.24%
                                                            of $2 billion and
                                                            more

         These performance-based fees will be paid from the investment advisory fees received by VMF and will be subject to the same conditions.


MORLEY CAPITAL ACCUMULATION FUND AND MORLEY ENHANCED INCOME FUND

         Under the terms of the Trust's investment advisory agreement with UBT (the "UBT Advisory Agreement"), UBT manages the Morley Capital Accumulation Fund and Morley Enhanced Income Fund, subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act, as the same may from time to time be amended; (ii) manage the Funds in accordance each the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Funds; and
(iv) place purchase and sale orders for securities and other financial instruments on behalf of the Funds. UBT also pays each Fund's pro rata share of the compensation of the Trustees who are interested persons of the Trust and all compensation of officers and employees of UBT. UBT also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Fund and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.

         UBT has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

         The UBT Advisory Agreement also specifically provides that UBT, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Agreement further provides that UBT may render similar services to others.

         Subject to each Fund's Expense Limitation Agreement as described below, the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by UBT), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         As compensation for UBT's services to the Morley Capital Accumulation Fund, the Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed to waive 0.10% of that fee until further written notice to shareholders. In the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1
Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.70% for ISC Shares 0.55% for IC Shares and 0.70% for IRA Shares. Reimbursement by the Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $50 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

         As compensation for UBT's services to the Morley Enhanced Income Fund, the Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.90% for Class A, 0.70% for Institutional Service Class and 0.45% for Institutional Class shares. Reimbursement by the Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

         Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS, an Oregon corporation, is a wholly owned subsidiary of Villanova Capital, Inc..

         UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

THE INDEX FUNDS

         With respect to the Nationwide Small Cap Index, Nationwide International Index Fund, Nationwide Bond Index Fund (collectively, the "Index Funds") each Index Fund invests all of its assets in shares of the corresponding Series of Quantitative Master Series Trust. Accordingly, the Index Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of Quantitative Master Series Trust. Quantitative Master Series Trust has entered into a management agreement ("Management Agreement") with Fund Asset Management ("FAM").

         FAM provides Quantitative Master Series Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees of Quantitative Master Series Trust, FAM is responsible for the actual management of each Series' portfolio and constantly reviews the Series' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

         Securities held by the Series of Quantitative Master Series Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by FAM for the Series or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

         As discussed in the Prospectus, FAM receives for its services to the Series monthly compensation at the annual rates of the average daily net assets of each Series as follows:

NAME OF SERIES                                                                          MANAGEMENT FEE
--------------                                                                          --------------

Master  Small Cap Index Series.........................................................     0.08%
Master Mid Cap Series..................................................................     0.01%

NAME OF SERIES                                                                          MANAGEMENT FEE
--------------                                                                          --------------

Master Aggregate Bond Index Series.....................................................     0.06%
Master International (Capitalization Weighted) Index Series............................     0.01%

         The table below sets forth information about the total investment advisory fees paid by the Series to FAM, and any amount voluntarily waived by FAM.

                                                              SMALL CAP         AGGREGATE BOND        INTERNATIONAL
                                                             INDEX SERIES        INDEX SERIES         INDEX SERIES
                                                             ------------        ------------         ------------

December 31, 1997(1)
     Contractual amount..............................      $ 36,425               $   88,609             $100,102
     Amount waived (if applicable)...................      $ 36,425               $   37,562             $ 35,546
December 31, 1998
     Contractual amount..............................      $ 61,476               $238,378               $142,489
     Amount waived (if applicable)...................      $ 61,476               $    2,537             $ 87,182

---------------------

(1) Period is from commencement of operations (April 3, 1997 for the Aggregate Bond Index Series, and April 9, 1997 for the Small Cap Index Series).

(2)  The Master Mid Cap Series did not commence operations until December 30,
     1999.

         The Management Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of FAM Index Trust connected with investment and economic research, trading and investment management of Index Master Series Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Series pays all other expenses incurred in the operation of the Series (except to the extent paid by Merrill Lynch Funds Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by Index Master Series Trust or the Series. Merrill Lynch Funds Distributor will pay certain of the expenses of Index Master Series Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

         FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

         Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Series.

DISTRIBUTOR

         NAS serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of December 29, 1999, (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue in effect until May 9, 2000, and year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of shares of each of the Funds.

DISTRIBUTION PLAN

         The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay NAS an annual fee in an amount that will not exceed the following amounts:

         -        0.25% of the average daily net assets of Class A shares; and
         - 1.00% of the average daily net assets of Class B shares as applicable for each of the Funds

         Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

         For certain sales to employer sponsored retirement plans which purchase Class A shares at net asset value (other than those investing in the Funds through a variable insurance product), Distributor will pay a finder's fee to Dealer at the time of the purchase of Shares. For the Dealer to be eligible for the finder's fee, the purchase of Shares must be made by one employer sponsored retirement plan within a twelve month period from the first purchase of Class A shares, the purchase can be made in any combination of the Funds and the employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years of purchase. The applicable contingent deferred sales charge will be charged as described in the Funds' Prospectus. If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

         1.00% for sales of the Funds of $1 million and more but less than $3 million
         0.50% for sales of the Funds of $3 million and more but less than $50 million
         0.25% for sales of the Funds of $50 million or more

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as NAS, who agree to provide certain administrative support services in connection with the Class A. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement pursuant to which Nationwide Financial Services, Inc. has agreed to provide certain administrative support services in connection with Class A of each Fund held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NAS) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class A shares of each Fund held by customers of NFS or such other entity.

FUND ADMINISTRATION

         Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc., provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For these services, each Fund pays VSA an annual fee based on each Fund's average daily net assets according to the following schedule:

                                                                                               ADMINISTRATIVE
                      FUND                                       ASSETS                         SERVICES FEE
                      ----                                       ------                         ------------

Value Opportunities Fund, Enhanced                 $0 up to $250 million                           0.07%
Income Fund, Gartmore Growth 20 Fund and High      $250 million up to $1 billion                   0.05%
Yield Bond Fund                                    $1 billion and more                             0.04%

SUB-ADMINISTRATOR

         VSA has entered into a Sub-Administration Agreement with BISYS Fund Services Ohio, Inc. ("BISYS") to provide certain fund administration services for each of the Funds. For these services, VSA pays BISYS a fee equal to the greater of $50,000 of an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                            ASSETS                                         SUB-ADMINISTRATION FEE
                            ------                                         ----------------------

                      $0 up to $13 million                                        0.045%
                      $13 million up to $25 million                               0.02%
                      $25 million up to $50 million                               0.015%
                      $50 million and more                                        0.01%

TRANSFER AGENT

         Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for each of the Funds. For these services, NISI receives an annual fee from each of the Funds according to the following schedule:

                           FUND                                                 TRANSFER AGENT FEE
                           ----                                                 ------------------

Enhanced Income Fund                                         $18  per  account  for  Class A  shares  and  0.01%  for
                                                             Institutional and Institutional Service Class shares
Value Opportunities Fund, High Yield Bond Fund,              $18 per account for Class A and Class B shares
Gartmore Growth 20 Fund                                      0.01% of average daily net assets of Institutional
                                                             Service Class shares

CUSTODIAN

         The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

LEGAL COUNSEL

      Stradley Ronon, Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

         KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

         VMF (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         The primary consideration in portfolio security transactions is "best price - best execution," i.e., execution at the most favorable prices and in the most effective manner possible. Except as described below, VMF, or a subadviser always attempts to achieve best price - best execution, and both VMF and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result. In selecting broker-dealers, VMF and each subadviser will consider various relevant factors, including but not limited to the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services (rendered on a continuing basis), and the reasonableness of any commissions. In allocating orders among brokers for execution on an agency basis, in addition to price and execution considerations, the usefulness of the brokers' overall services is also considered. Services provided by brokerage firms include efficient handling of orders, useful analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker above the negotiated brokerage commissions.

         Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to VMF or a subadviser. In placing orders with such broker-dealers, VMF or a Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to VMF or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce VMF's or a subadviser's normal research activities or expenses.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by VMF or a Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when VMF or a Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         The Trustees periodically review VMF's and each Subadviser's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

         Each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to a Subadviser is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its subadvisory agreement with VMF. The fees paid to each of the Subadvisers pursuant to its subadvisory agreement with VMF are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to a Subadviser in serving its other clients or clients of the Subadviser's affiliates. Subject to the policy of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, a Subadviser also may consider the broker-dealer's sale of shares of any fund for which the Subadviser serves as investment adviser, subadviser or administrator.

         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of VMF or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.


ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A SALES CHARGES

         The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES OF THE GARTMORE GROWTH 20* FUND AND VALUE OPPORTUNITIES FUND

                                Sales charge as %         Sales charge as %
Amount of Purchase              of Offering Price       of Amount Invested          Dealer Commission
------------------              -----------------       ------------------          -----------------

less than $50,000                      5.75%                        6.10%                    5.00%
$50,000 to $99,999                     4.50                         4.71                     3.75
$100,000 to $249,999                   3.50                         3.63                     2.75
$250,000 to $499,999                   2.50                         2.56                     1.75
$500,000 to $999,999                   2.00                         2.04                     1.25
$1 million to $24,999,999              0.50                         0.50                     0.50
$25 million or more                    0.25                         0.25                     0.25

CLASS A SHARES OF THE HIGH YIELD BOND AND ENHANCED INCOME FUNDS

                                Sales charge as %         Sales charge as %
Amount of Purchase              of Offering Price       of Amount Invested          Dealer Commission
------------------              -----------------       ------------------          -----------------

less than $50,000                      4.50%                        4.71%                    4.00%
$50,000 to $99,999                     4.00                         4.17                     3.50
$100,000 to $249,999                   3.00                         3.09                     2.50
$250,000 to $499,999                   2.50                         2.56                     1.75
$500,000 to $999,999                   2.00                         2.04                     1.25
$1 million to $24,999,999              0.50                         0.50                     0.50
$25 million or more                    0.25                         0.25                     0.25

In addition to the Dealer Commissions for Class A shares that are described above, the Funds are authorized to enter into other special compensation arrangements with dealers.

*All dealers who sell Class A shares of the Gartmore Growth 20 Fund with a sales load will receive the entire front-end sales load as a commission from October 1, 2000 through December 31, 2000. The following dealers are eligible to participate in this special compensation arrangement:

American General Securities Incorporated, AETNA Life Insurance and Annuity Company, Alliance Benefit Group, BC Ziegler and Company, Bueter and Company, Inc., Centennial Capital Management, CUE, Donaldson Lufkin Jenrette Corp., Dreher & Associates, First Allied Securities, Inc., National Planning Corp., Purshe Kaplon Sterling Investments, Security Consultant Financial Securities, Vista Financial Services Corp., VSR Financial Services, Wharton Equity Services, National Investor Services Corp., Edward D Jones & Co LP, Linsco Private Ledger, Mid Atlantic Capital Corp., Neuberger and Berman LLC, U.S. Clearing, Charles Schwab SIM Channel RIA, Web Street Securities, Wilshire Associates, Inc., AG Edwards & Sons, Inc., National Financial Services Corporation, Edgewood Securities, Inc., Nationwide Investment Services Corp., Equity Services, Inc., Herzon Heine Geduld, The 401K Investment Services, Inc., Bear Stearns, Solomon Smith Barney, Bidwell & Company, Parker Hunter, Inc., Robert W. Baird & Co., Inc., Fahnestock and Co., Security Brokerage, BHC Securities, Inc., Raymond James & Associates, Stifel Nicolaus & Co., Inc., McDonal Investments, Inc., Cadaret Grant & Co., Inc., Preferred Capital Markets, Summit Equities, Inc., Eneric Financial Services, Inc., Profinancial Inc., American Capital Corporation Valley National Investments, Inc., Locust Street Securities, Inc., Penn Plan Brokerage, Datalynx, Triad Advisors, Inc., PMG Securities, NorthPointe Capital, NAAT Accounts, Investor Destination Accounts, Sunset Financial, Leigh Baldwin & Co., Cambridge Investment Research, Inc., Allmerica Investments, Inc., M Holdings Securities, Inc., National Deferred Compensation, Inc., Comprehensive Programs, Luken Investment Group, Inc., PFL, Capital Analysts, Inc., Exeter Trust Company, Columbus Circle Trust Co., Donahue Securities, Cairncross & Hemplemann, First Matrix Investment Services, Investacorp Inc., Nathan & Lewis Securities.

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A SHARES ONLY) --The Sales Charge Applicable To Class A Shares May Be Waived for the Following Purchases Due to the Reduced Marketing Effort Required By NAS:

(1) shares sold to other registered investment companies affiliated with VMF,

(2)      shares sold:



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

         (a) to any pension, profit sharing, or other employee benefit plan for the employees of VMF, any of its affiliated companies, or investment advisory clients and their affiliates;

         (b)      to any endowment or non-profit organization;

         (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with NAS with no sales representative involved upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust;

         (d) to any life insurance company separate account registered as a unit investment trust;

         (e) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with NAS to waive sales charges for those persons;

         (f) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

         (g) to any person who pays for such shares with the proceeds of mutual fund shares redeemed from an NAS brokerage account; to qualify, the person must have paid an initial sales charge or CDSC on the redeemed shares and the purchase of Class A shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and NAS may require evidence of qualification for this waiver;

         (h) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver; and

         (i) to certain employer-sponsored retirement plan including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.

         (j) Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts);

         (k) Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA, NAS and their affiliates; and

         (l) Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time, (including but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).



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

CLASS B SHARES OF THE FUNDS AND CDSC

         A CDSC, payable to NAS, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.

         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

YEAR OF REDEMPTION                                          CONTINGENT DEFERRED
AFTER PURCHASE                                                  SALES CHARGE
--------------                                                  ------------

First                                                             5.00%
Second                                                            4.00%
Third                                                             3.00%
Fourth                                                            3.00%
Fifth                                                             2.00%
Sixth                                                             1.00%
Seventh and following                                             0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and deemed to have been made on the last day of the preceding month.

         For the Bond Fund your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in the Bond Fund, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

         THE CDSC WILL BE WAIVED IN THE CASE OF A TOTAL OR PARTIAL REDEMPTION FOLLOWING THE DEATH OR DISABILITY (WITHIN THE MEANING OF CODE SECTION 72(m)(7) OF THE INTERNAL REVENUE CODE) OF A SHAREHOLDER (ACCOUNTS OWNED BY AN INDIVIDUAL OR AN INDIVIDUAL JOINTLY WITH SPOUSE) IF REDEMPTION OCCURS WITHIN ONE YEAR OF DEATH OR INITIAL DETERMINATION OF DISABILITY.

CDSC APPLICABLE FOR CLASS A SHARES

         Employer sponsored retirement plans which purchase Class A shares at net asset value (other than those investing in Funds through a variable insurance product) are subject to a CDSC, payable to NAS, of 1.00% if a finder's fee (as described below) was paid on the purchase of the shares and the shares are redeemed within the first year after purchase, 0.50% if redeemed within the second year and 0.25% if redeemed within the third year. The sales charge is applied to the original purchase price, or the current market value of the shares being sold, whichever is less. A CDSC will be charged on redemptions of $1 million or more within a 12 month period.

         NAS will pay a finder's fee at the plan sponsor level at the time of purchase to the dealer of record at the time of purchase at the following rates:



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

1.00% for sales of the Funds of $1 million up to $3 million
0.50% for sales of the Funds of $3 million up to $50 million
0.25% for sales of the Funds of $50 million or more

         The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.

CONVERSION FEATURES FOR CLASS B SHARES

         Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.

FACTORS TO CONSIDER WHEN CHOOSING A CLASS OF SHARES

         Before purchasing Class A shares or Class B shares of a Fund, investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated 12b-1 fee and potential CDSC on Class B shares prior to conversion (as described above) would be less than the initial sales charge and accumulated 12b-1 fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A shares as a result of the lower expenses. In this regard, to the extent that the sales charge for the Class A shares is waived or reduced investments in Class A shares become more desirable. NAS may refuse a purchase order for Class B shares of over $100,000.

         Although Class A shares are subject to a 12b-1 fee, they are not subject to the higher 12b-1 fee applicable to Class B shares. For this reason, Class A shares can be expected to pay correspondingly higher dividends per shares. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A shares who do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Class B shares.

         As described above, purchasers of Class B shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount may partially or wholly offset the expected higher annual expenses borne by Class B shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Class B shares would, however, own shares that are subject to higher annual expenses and, for a six-year period, such shares would be subject to a CDSC ranging from 5.00% to 1.00% upon redemption. Investors expecting to redeem during this six-year period should compare the cost of the CDSC plus the aggregate annual Class B shares' 12b-1 fees to the cost of the initial sales charge and 12b-1 fee on the Class A shares. Over time the expense of the annual 12b-1 fee on the Class B shares may be equal to or exceed the initial sales charge and annual 12b-1 fee applicable to Class A shares.

         For example, if a Fund's net asset value remains constant and assuming no waiver of any 12b-1 fees, the aggregate 12b-1 fee with respect to Class B shares of a Fund would equal or exceed the initial sales charge and aggregate 12b-1 fee of Class A shares approximately eight years after the purchase. In order to reduce such fees for Class B Shareholders, Class B shares will be automatically converted to Class A shares, as described above, at the end of a seven-year period. This example assumes that the initial purchase of Class A shares would be subject to the maximum initial sales charge of 5.75% for the Stock Funds and 4.50% for the Bond Funds. This example does not take into account the time value of money which reduces the impact of the Class B shares' 12b-1 fee on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as a 12b-1 fee, fluctuations in net asset value, any waiver of 12b-1 fees or the effect of different performance assumptions. For investors who are eligible to purchase Class D shares, the purchase of Class D shares will usually be preferable to purchasing Class A or Class B shares.

SIGNATURE GUARANTEE

         A signature guarantee is required if the redemption is over $100,000, or if your account registration has changed within the last 30 days, or if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated, or are mailed to an address other than the address of record. NAS reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, NAS reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If NAS decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

VALUATION OF SHARES

         The net asset value per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time), each day that the Exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time").

         The Funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

         The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

         In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day at the quoted bid price, or if the securities are traded in the over-the-counter market, at the last quoted sale price, or if no sale price, at the quoted bid prices; U.S. Government securities are valued at the quoted bid price; all prices obtained from an independent pricing organization. Money market obligations with remaining maturities of 10 days or less are valued at amortized cost in accordance with provisions contained in Rule 2a-7 of the Act,. Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of VMF or its designee are valued at fair value in accordance with procedures adopted by the Board of Trustees.

INVESTOR STRATEGIES

         MONEY MARKET PLUS GROWTH -- This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the Stock Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund, and monthly dividends are then automatically invested into one or more of the Stock Funds chosen by you at such Stock Fund's current offering price. Money Market Plus Growth gives investors stability of principal through the Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Stock Funds are subject to applicable sales charges.

         MONEY MARKET PLUS INCOME -- This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the Bond Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund and monthly dividends are then reinvested into one of the Bond Funds chosen by you at such Fund's current offering price.

         When short-term interest rates increase, Money Market Fund dividends usually also rise. At the same time, share prices of the Bond Funds generally decrease. So, with Money Market Plus Income, when you earn higher Money Market Fund dividends, you can generally purchase more shares of one of the Bond Funds at lower prices. Conversely, when interest rates and Money Market Fund dividends decrease, the share prices of the Bond Funds usually increase--you will automatically buy fewer shares of one of the Bond Funds at higher prices. The Prime Shares of the Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or NAS NOW. NOTE: Money Market Fund dividends reinvested into one of the Bond Funds are subject to applicable sales charges.

         AUTOMATIC ASSET ACCUMULATION -- This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

         You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

         AUTOMATIC ASSET TRANSFER -- This systematic investment plan allows you to transfer $25 or more to a Stock or Bond Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Money Market Fund to another Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) -- You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

         NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll-free at 1-800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS -- All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

         EXCHANGE PRIVILEGE -- The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. HOWEVER, AN EXCHANGE IS A SALE AND PURCHASE OF SHARES AND, FOR FEDERAL AND STATE INCOME TAX PURPOSES, MAY RESULT IN A CAPITAL GAIN OR LOSS. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

EXCHANGES AMONG FUNDS

         Exchanges may be made among any of the funds (except Morley Capital Accumulation Fund) within the same class or among any class in any of the Funds and Prime Shares of the Money Market Fund. For certain exchanges of Class A shares among the Funds, you may pay the difference between the



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

sales charges, if a higher sales charge is applicable. Exchanges within Class B or Institutional Class shares may be made without incurring a sales charge.

         An exchange from the Prime Shares of the Money Market Fund into another Fund will be subject to the applicable sales charge unless already paid. For an exchange into the Prime Shares of the Money Market Fund, the CDSC aging period for Class B shares will be stopped during the time period such Money Market Fund shares are held. If the Money Market Fund shares are subsequently sold, a CDSC will be charged at the level that would have been charged had the shares been sold at the time when they were exchanged into the Money Market Fund. If the Money Market Fund shares are exchanged back into Class B shares, the CDSC aging period will continue from the point in time when the shares were originally exchanged into the Money Market Fund.

         There is no administrative fee or exchange fee. The Trust reserves the right to reject any exchange request it believes will result in excessive transaction costs, or otherwise adversely affect other shareholders. For a description of CDSC see "Class B Shares of the Stock and Bond Funds and CDSC." The Trust reserves the right to change the exchange privilege upon at least 60 days' written notice to shareholders.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

         NATIONWIDE FUNDS NOW --You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option in the application, you will not have this automatic exchange privilege. NAS NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4 p.m. Eastern Time.

         CUSTOMER SERVICE LINE --By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4 p.m. Eastern Time.

         NAS may record all instructions to exchange shares. NAS reserves the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

         The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectuses to confirm that the instructions are genuine.

         The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.



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         BY MAIL OR FAX -- Write or fax to Nationwide Advisory Services, Inc.,
         P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 249-8705. Please
         be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe, Joint Tenants With Right of Survivorship," then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. NAS reserves the right to require the original document if you use the fax method.

         BY ONLINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges.. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

         NO SALES CHARGE ON A REPURCHASE -- If you redeem all or part of your Class A or D shares on which you paid a front-end sales charge, you have a one-time privilege to reinvest all or part of the redemption proceeds in any shares of the same class, without a sales charge, within 30 days after the effective date of the redemption. If you redeem Class B shares, and then reinvest the proceeds in Class B shares within 30 days, NAS will reinvest an amount equal to any CDSC you paid on redemption.

         If you realize a gain on your redemption, the transaction is taxable, and reinvestment will not alter any capital gains tax payable. If you realize a loss and you use the reinstatement privilege, some or all of the loss will not be allowed as a tax deduction depending upon the amount reinvested.

INVESTOR SERVICES

         NATIONWIDE FUNDS NOW AUTOMATED VOICE RESPONSE SYSTEM -- Our toll-free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to NAS NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

         TOLL-FREE INFORMATION AND ASSISTANCE -- Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time. (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern
         Time). Call toll-free: 1-800-848-0920 or contact NAS via fax; our fax number is (614) 249-8705.

         RETIREMENT PLANS -- Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

         SHAREHOLDER CONFIRMATIONS -- You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.



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         CONSOLIDATED STATEMENTS -- Shareholders of the Stock Funds receive quarterly statements as of the end of March, June, September and December. Shareholders of the Bond and Money Market Funds receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

         For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

         AVERAGE COST STATEMENT -- This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

         Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

         SHAREHOLDER REPORTS -- All shareholders will receive reports semi-annually detailing the financial operations of the funds.

         PROSPECTUSES -- Updated prospectuses will be mailed to you annually.

         UNDELIVERABLE MAIL -- If mail from NAS to a shareholder is returned as undeliverable on three or more consecutive occasions, NAS will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until NAS receives notification of the shareholder's correct mailing address.

FUND PERFORMANCE ADVERTISING

CALCULATING YIELD AND TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

         The High Yield Bond Fund and the Morley Enhanced Income Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

NONSTANDARD RETURNS

         The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

         Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

         The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek,

U.S. News and World Report; and other publications such as the Wall Street Journal, Barron's, Columbus Dispatch, Investor's Business Daily, and Standard & Poor's Outlook.

         The rankings may or may not include the effects of sales charges.


ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; four of these series are the Funds:

SERIES                                        SHARE CLASSES
------                                        -------------

Nationwide Mid Cap Growth Fund                Class A, Class B, Class D
Growth                                        Class A, Class B, Class D
Nationwide                                    Class A, Class B, Class D
Bond                                          Class A, Class B, Class D
Tax-Free Income                               Class A, Class B, Class D
Long-Term U.S. Government Bond                Class A, Class B, Class D
Intermediate U.S. Government Bond             Class A, Class B, Class D
Money Market                                  Service Class, Prime Shares
S&P 500 Index                                 Class A, Class B, Service Class,
                                              Institutional Service Class, Local
                                              Fund Shares, Institutional Class

SERIES                                                          SHARE CLASSES
-----                                                           ------------

Morley Capital Accumulation                                     Service Class, Institutional Class, IRA Class
Morley Enhanced Income Fund                                     Class A, Institutional Service Class,
                                                                Institutional Class
Prestige Large Cap Value                                        Class A, Class B, Institutional Service Class
Prestige Large Cap Growth                                       Class A, Class B, Institutional Service Class
Prestige Small Cap                                              Class A, Class B, Institutional Service Class
Prestige Balanced                                               Class A, Class B, Institutional Service Class
Prestige International                                          Class A, Class B, Institutional Service Class
Small Cap Index                                                 Class A, Class B, Institutional Class
International Index                                             Class A, Class B, Institutional Class
Bond Index                                                      Class A, Class B, Institutional Class
Mid Cap Market Index                                            Class A, Class B, Institutional Class
Investor Destinations Aggressive                                Class A, Class B, Service Class
Investor Destinations Moderately Aggressive                     Class A, Class B, Service Class
Investor Destinations Moderate                                  Class A, Class B, Service Class
Investor Destinations Moderately Conservative                   Class A, Class B, Service Class
Investor Destinations Conservative                              Class A, Class B, Service Class
Gartmore Growth 20 (formerly "Focus")                           Class A, Class B, Institutional Service Class
Value Opportunities                                             Class A, Class B, Institutional Service Class
High Yield Bond                                                 Class A, Class B, Institutional Service Class
Small Cap Value                                                 Institutional Class
Growth Focus                                                    Class A, Class B, Institutional Service Class
Global Technology and Communications                            Class A, Class B, Institutional Service Class
Global Life Sciences                                            Class A, Class B, Institutional Service Class
Emerging Markets                                                Class A, Class B, Institutional Service Class
International Growth                                            Class A, Class B, Institutional Service Class
Global Leaders                                                  Class A, Class B, Institutional Service Class
European Growth                                                 Class A, Class B, Institutional Service Class
Global Small Companies                                          Class A, Class B, Institutional Service Class

-----------------------


         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares, Class B shares or Prime shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the Funds is treated as a separate entity for Federal income tax purposes and intends to qualify as a "regulated investment company" under the Code, for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: diversify its investments within certain prescribed limits; derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, the Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of that Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss, if any, is taxable to shareholders as long-term capital gain, respectively, in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for long-term capital gains is more than one year.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and each of the Bond Fund's net investment income is expected to be derived from earned interest and short term capital gains, it is anticipated that no distributions from such Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known.

         If less than 50% in value of any Fund's total assets at the end of its fiscal year are invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Fund. Under Section 1256 of the Code, gain or loss realized by a Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required (i) to include in gross income, even though not actually received, their respective pro rata share of the foreign taxes paid by the Fund, (ii) to treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources, and (iii) to either deduct their pro rata share of foreign taxes in computing their taxable income or use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         It is anticipated that the International Fund will be operated so as to meet the requirements of the Code to "pass through" to its shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of the International Fund's taxable year whether the foreign taxes paid by the International Fund will "pass through" for that year and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and
(ii) the International Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale, other disposition, or marking-to-market of PFIC securities may be treated as ordinary income under Section 1291 or Section 1296 of the Code.

         Offsetting positions held by a Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If a Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by a Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         Investment by a Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to Shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, that Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of the Fund, if such Shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds or their shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

MAJOR SHAREHOLDERS

         As of September 15, 2000, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

         As of September 15, 2000, to the Trust's knowledge, the following are the only person who had or shared voting or investment power over more than five percent (5%) of the outstanding shares of any class of any Fund:

                                                                                    NUMBER OF
                                                                                     SHARES
                                                                                  BENEFICIALLY            PERCENTAGE OF
FUND AND CLASS                      NAME AND ADDRESS OF SHAREHOLDER                   OWNED                FUND OWNED
--------------                      -------------------------------                   -----                ----------

Morley Enhanced Income              Frank J. Catanzaro                               8,191.647              23.3184%
  Fund                              Personal Portfolio Series #1
  Class A                           One Nationwide Plaza
                                    Columbus, Ohio 43215

                                    Helen I. Stewart                                 5,315.927              15.1324%
                                    8283 Woody End
                                    Portland, Oregon 97224

                                    Pennsylvania Farm Bureau                         3,131.218               8.9133%
                                    P.O. Box 8736
                                    Camp Hill, Pennsylvania 17001

                                    Eugene J. Williams                               5,165.197              14.7033%
                                    9566 Neowash Road
                                    Waterville, Ohio 43566

                                                                                    NUMBER OF
                                                                                     SHARES
                                                                                  BENEFICIALLY             PERCENTAGE OF
FUND AND CLASS                      NAME AND ADDRESS OF SHAREHOLDER                   OWNED                 FUND OWNED
--------------                      -------------------------------                   -----                 ----------

                                    Muriel G. Ott and                                5,297.679              15.0804%
                                    Philip B. Kulp
                                    235 N. Washington St. Apt. RM 28
                                    Telford, Pennsylvania 18969

                                    Mary Kay Dwyer                                   1,988.151               5.6595%
                                    2108 Jefferson Avenue.
                                    Dunmore, Pennsylvania 18509


Morley Enhanced Income              Nationwide Pensions Managed                    687,000.762              58.3889%
  Fund                              Personal Portfolio Series #1
  Institutional Service Class       One Nationwide Plaza
                                    Columbus, Ohio 43215

                                    Nationwide Pensions Managed                    254,466.762              21.6274%
                                    Personal Portfolio Series #3
                                    One Nationwide Plaza
                                    Columbus, Ohio 43215

                                    Nationwide Pensions Managed                    234,087.603              19.8953%
                                    Personal Portfolio Series #6
                                    One Nationwide Plaza
                                    Columbus, Ohio 43215

Morley Enhanced Income              Morley Capital Management                        1,041.879              25.3805%
  Fund                              5665 SW Meadows St. 400
  Institutional Class               Lake Oswego, Oregon 97035

                                    Investor Destinations                              691.620              16.8481%
                                      Moderately Aggressive Portfolio
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

                                    Investor Destinations                              448.392              10.9230%
                                      Moderate Portfolio
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

                                    Investor Destinations                              716.457              17.4531%
                                      Moderately Conservative Portfolio
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

                                    Investor Destinations                            1,206.693              29.3954%
                                      Conservative Portfolio
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

                                                                                   NUMBER OF
                                                                                    SHARES
                                                                                  BENEFICIALLY             PERCENTAGE OF
FUND AND CLASS                      NAME AND ADDRESS OF SHAREHOLDER                  OWNED                 FUND OWNED
--------------                      -------------------------------                  -----                 ----------

Value Opportunities Fund            Villanova Mutual Fund Capital Trust             33,483.014              20.9421%
     Class A                        1200 River Road
                                    Conshohocken, Pennsylvania 19428

                                    Charles Schwab & Co.                            43,500.942              27.2079%
                                    Special Custody Act for the
                                    Exclusive Benefit of Customers
                                    101 Montgomery Street
                                    San Francisco, California 94104

                                    Thomas L. Rossman Plan.                         10,839.402               6.7796%
                                    2041 William Flynn Highway
                                    Butler, Pennsylvania 16001

Value Opportunities Fund            Villanova Mutual Fund Capital Trust             33,302.295              61.0102%
     Class B                        1200 River Road
                                    Conshohocken, Pennsylvania 19428

Value Opportunities Fund            Villanova Mutual Fund Capital Trust             33,414.972              10.6638%
     Institutional Service Class    1200 River Road
                                    Conshohocken, Pennsylvania 19428

                                    State Street Bank & Trust Company               18,636.086               5.9474%
                                    Herzog Heine Geduld Inc.
                                    Brain Emond Specialized Trust Div
                                    801 Pennsylvania Avenue
                                    Kansas City, Missouri 64105

                                    State Street Bank & Trust Company               19,997.217               6.3818%
                                    Herzog Heine Geduld Inc.
                                    Brain Emond Specialized Trust Div
                                    801 Pennsylvania Avenue
                                    Kansas City, Missouri 64105

                                    Washtenaw County VEBA                          106,919.956              34.1217%
                                    220 North Main St.
                                    P.O. Box 8645
                                    Ann Arbor, Michigan 48107

                                    Nationwide Life Insurance Co. QPVA             134,380.857              42.8854%
                                    P.O. Box 182029
                                    Columbus, Ohio 43218

                                                                                    NUMBER OF
                                                                                     SHARES
                                                                                  BENEFICIALLY             PERCENTAGE OF
FUND AND CLASS                      NAME AND ADDRESS OF SHAREHOLDER                   OWNED                 FUND OWNED
--------------                      -------------------------------                   -----                 ----------

High Yield Bond Fund                Charles Schwab & Co.                           276,437.444              85.8959%
     Class A                        Special Custody
                                    The Exclusive Benefit of Customers
                                    101 Montgomery Street
                                    San Francisco, California 94104


High Yield Bond Fund                Villanova Mutual Fund Capital Trust              1,071.341               6.8835%
 Class B                            1200 River Road
                                    Conshohocken, Pennsylvania 19428

                                    Allen Hatter                                     1,775.036              11.4048%
                                    RR 1 Box 101A
                                    Pitman, Pennsylvania 17964

                                    Cheryl L. Jones                                  3,414.690              21.9398%
                                    5639 Old Chapel Hill 1108 Rd.Apt.
                                    Durham, North Carolina

                                    Linda Lisboa                                     6,593.407              42.3635%
                                    2553 Willowspring Court
                                    Cincinnati, Ohio 45231

                                    Cecil R. Johnson                                 2,147.546              13.7983%
                                    3609 Kelvin Avenue
                                    Fort Worth, Texas 76133

High Yield Bond Fund                Nationwide Life Insurance Company           10,850,961.478              99.9902%
     Institutional Service          Investment Accounting
                                    One Nationwide Plaza
                                    Columbus, Ohio 43215

Gartmore Growth 20 Fund             Villanova Mutual Fund Capital Trust             66,666.700             100.0000%
 Class A                            1200 River Road
                                    Conshohocken, Pennsylvania 19428

Gartmore Growth 20 Fund             Villanova Mutual Fund Capital Trust             66,666.700             100.0000%
 Class B                            1200 River Road
                                    Conshohocken, Pennsylvania 19428

Gartmore Growth 20 Fund             Villanova Mutual Fund Capital Trust             66,666.600             100.0000%
 Institutional Class                1200 River Road
                                    Conshohocken, Pennsylvania 19428


-----------------------

FINANCIAL STATEMENTS

         The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1999 are incorporated by reference to the Trust's Annual Reports. Copies of the Annual Report are available without charge upon written request by writing the Trust or by calling toll-free
1-800-848-0920.

APPENDIX A

BOND RATINGS

STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



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

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



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Baa - Bonds which are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3--Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.



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

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signal imminent default.



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DDD, DD           Bonds are in default. Such bonds are not meeting current and
                  D obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.

DUFF & PHELPS, INC.  LONG-TERM DEBT RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE                 DEFINITION
------------                 ----------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                          High credit quality. Protection factors are strong.
AA                           Risk is modest, but may vary slightly from time to
AA-                          time because of economic conditions.


A+                           Protection factors are average but adequate.
A                            However, risk factors are more variable and greater
A-                           in periods of economic stress.


BB+                          Below investment grade but deemed likely to meet
BB                           obligations when due. Present or prospective
BB-                          financial protection factors fluctuate according to
                             industry conditions or company fortunes. Overall quality may move up or down frequently within this category.


B+                           Below investment grade and possessing risk that
B                            obligations will not be met when due. Financial
B-                           protection factors will fluctuate widely according
                             to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent
                             Changes in the rating within this category or into a higher or lower rating grade.



CCC                          Well below investment grade securities.
                             Considerable



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                             uncertainty exists as to timely payment of
                             principal, interest or preferred dividends.
                             Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                           Preferred stock with dividend arrearages.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

STANDARD & POOR'S NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.



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         2.       Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

          Note rating symbols and definitions are as follows:

          SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.



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MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DUFF & PHELPS SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

RATING SCALE   DEFINITION
-------------------------

HIGH GRADE
----------

         D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.



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         D-1      Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         GOOD GRADE
         ----------

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         SATISFACTORY GRADE
         ------------------

         D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         NON-INVESTMENT GRADE
         --------------------

         D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         DEFAULT
         -------

         D-5 Issuer failed to meet scheduled principal and/or interest payments.

THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


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